UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant x

Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

Eastern Bankshares, Inc.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Eastern Bankshares, Inc.

Annual Meeting of Shareholders

Monday, May 19, 2025 12:00 PM, ET

The Annual Meeting will be held live via the Internet. Please visit www.proxydocs.com/EBC to register to attend or for more details.

You must register if you wish to attend the meeting online and/or participate at www.proxydocs.com/EBC.

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/EBC.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you at www.proxydocs.com/EBC. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy materials free of charge, you must request one. In order to recieve a paper copy in time for this year's meeting, you must make this request on or before May 9, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To be held on May 19, 2025 at 12:00 PM, ET For shareholders of record as of March 14, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/EBC

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA
Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Eastern Bankshares, Inc. Annual Meeting of Shareholders

THE BOARD OF DIRECTORS OF

EASTERN BANKSHARES, INC.

(“COMPANY”) RECOMMENDS A VOTE:

“FOR” EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

PROPOSAL
1.	To elect five directors for a two-year term expiring in 2027:

1.01 Richard E. Holbrook

1.02 Deborah C. Jackson

1.03 Peter K. Markell

1.04 Linda M. Williams

1.05 Andargachew S. Zelleke

2.	To approve, in an advisory vote, the compensation paid to the Company’s named executive officers.

3.	To ratify the appointment of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the 2025 fiscal year.

P.O. BOX 8016, CARY, NC 27512-9903

Eastern Bankshares, Inc.

Annual Meeting of Shareholders

For shareholders of record as of March 14, 2025

Monday, May 19, 2025 12:00 PM, ET

The Annual Meeting will be held live via the Internet. Please visit www.proxydocs.com/EBC to register to attend or for more details.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 12:00 PM, ET, May 19, 2025

Internet:
www.proxypush.com/EBC
● Cast your vote online
● Have your Proxy Card ready
● Follow the simple instructions to record your vote

Phone:
1-866-458-2993
● Use any touch-tone telephone
● Have your Proxy Card ready
● Follow the simple recorded instructions
Mail:
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register if you wish to attend the meeting online and/or participate at www.proxydocs.com/EBC

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints R. David Rosato and Kathleen C. Henry (the “Named Proxies”), and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, each with the power to appoint his or her substitute, authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Eastern Bankshares, Inc. (“Company”) held of record by the undersigned at the close of business on March 14, 2025, at the 2025 Annual Meeting of Shareholders of the Company to be held on May 19, 2025, or at any adjournment thereof, and acknowledges receipt of the proxy materials for such meeting and revokes all previous proxies.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE NAMED PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this proxy card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Eastern Bankshares, Inc. Annual Meeting of Shareholders

Please make your marks like this:

THE BOARD OF DIRECTORS OF

EASTERN BANKSHARES, INC.

(“COMPANY”) RECOMMENDS A VOTE:

“FOR” EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect five directors for a two-year term expiring in 2027:
		FOR	AGAINST	ABSTAIN
	1.01 Richard E. Holbrook	☐	☐	☐	FOR

	1.02 Deborah C. Jackson	☐	☐	☐	FOR

	1.03 Peter K. Markell	☐	☐	☐	FOR

	1.04 Linda M. Williams	☐	☐	☐	FOR

	1.05 Andargachew S. Zelleke	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
2.	To approve, in an advisory vote, the compensation paid to the Company’s named executive officers.	☐	☐	☐	FOR

3.	To ratify the appointment of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the 2025 fiscal year.	☐	☐	☐	FOR

PLEASE DO NOT RETURN THIS PROXY CARD IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD IF VOTING BY MAIL.

You must register if you wish to attend the meeting online and/or participate at www.proxydocs.com/EBC

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date